INVESTOR PRESENTATION As of March 31, 2022

1 Forward-Looking Statements This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about the Company’s plans, objectives, expectations and intentions that are not historical facts, and other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “should,” “projects,” “seeks,” “estimates”, or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are based on current beliefs and expectations of management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company’s control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. The following factors, among others, could cause actual results to differ materially from the anticipated results (express or implied) or other expectations in the forward- looking statements, including those set forth in this presentation: 1) the risks associated with lending and potential adverse changes on the credit quality of loans in the Company’s portfolio; 2) changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve System or the Federal Reserve Board, which could adversely affect the Company’s net interest income and margin and overall profitability; 3) legislative or regulatory changes, such as those signaled by the Biden Administration, as well as increased banking and consumer protection regulation that adversely affect the Company’s business; 4) ability to complete pending or prospective future acquisitions; 5) costs or difficulties related to the completion and integration of acquisitions; 6) the goodwill the Company has recorded in connection with acquisitions could become impaired, which may have an adverse impact on earnings and capital; 7) reduced demand for banking products and services; 8) the reputation of banks and the financial services industry could deteriorate, which could adversely affect the Company's ability to obtain and maintain customers; 9) competition among financial institutions in the Company's markets may increase significantly; 10) the risks presented by continued public stock market volatility, which could adversely affect the market price of the Company’s common stock and the ability to raise additional capital or grow the Company through acquisitions; 11) the projected business and profitability of an expansion or the opening of a new branch could be lower than expected; 12) consolidation in the financial services industry in the Company’s markets resulting in the creation of larger financial institutions who may have greater resources could change the competitive landscape; 13) dependence on the CEO, the senior management team and the Presidents of Glacier Bank divisions; 14) material failure, potential interruption or breach in security of the Company’s systems and technological changes which could expose us to new risks (e.g., cybersecurity), fraud or system failures; 15) natural disasters, including fires, floods, earthquakes, and other unexpected events; 16) the Company’s success in managing risks involved in the foregoing; and 17) the effects of any reputational damage to the Company resulting from any of the foregoing. The Company does not undertake any obligation to publicly correct, revise, or update any forward-looking statement if it later becomes aware that actual results are likely to differ materially from those expressed in such forward-looking statement.

2 Glacier Bancorp, Inc. 3/31/2022 Snapshot Ticker GBCI Total Assets $26.10 billion Gross Loans $13.73 billion Deposits $21.70 billion TCBV Per Share $17.15 Dividends $0.33 Stock Price $50.28 Market Cap $5.57 billion

3 Differentiated Bank Model  Genuine community banking model  Backed by resources and support of Glacier Bancorp  Strategy of growth through acquisitions and organically

4 Glacier is a “Company of Banks”

5 Altabancorp Acquisition Announcement Pro Forma Utah Branch Footprint ALTA Branches FCB Branches  Largest community bank headquartered in Utah, with $3.5 billion in assets  Transaction is consistent with Glacier’s targeted financial metrics and focused M&A strategy  Solidifies and ensures Glacier’s continued leadership position in the Rocky Mountain West, one of the strongest regions in the country (1) Required tangible common equity at closing of $342.9 million.

6 WY ID UT AZ NV WA CO MT 17 Bank Divisions 223 locations (as of 3/31/2022)

7 3/31/22 GBCI Geography Total chartered banks 284 Total target banks 203 Assets under $1B 172 Assets $1 – $3.5B 31

8 Solid Financial Results

9 5 Year Total Return 3/31/2017 – 3/31/2022

10 1 Year Total Return 3/31/2021 – 3/31/2022

11 Forbes PERFORMANCE RANKING OF America’s 100 Largest Banks Sept 30 Rank Company Name ROTCE (%) NPAs/ Assets (%) CET1 Ratio (%) Efficiency Ratio (%) Operating Revenue Growth (%) 2021 8 Glacier Bancorp Inc. 18.5 0.29 12.2 49 10.1 2020 3 Glacier Bancorp Inc. 16.0 0.33 12.0 51 21.0 2019 9 Glacier Bancorp Inc. 16.8 0.57 12.6 58 14.0 2018 16 Glacier Bancorp Inc. 14.0 0.79 12.3 55 17.5 2017 10 Glacier Bancorp Inc. 13.6 0.90 12.9 54 7.9 2016 5 Glacier Bancorp Inc. 12.8 1.30 13.9 56 9.0 2015 4 Glacier Bancorp Inc. 12.9 0.97 16.6 55 6

12 Bank Director BANK PERFORMANCE SCORECARD $5 Billion up to $50 Billion Year Ending Rank Company Name Core ROAA (%) Core ROAE (%) TCE/ Tang Assets (%) NPAs/ Loans & REO (%) NCOs/ Avg Loans (%) 2020 4 Glacier Bancorp Inc. 1.69 12.68 9.69 0.30 0.07 2019 4 Glacier Bancorp Inc. 1.78 12.99 10.95 0.35 0.08 2018 16 Glacier Bancorp Inc. 1.67 13.21 9.99 0.91 0.11 2017 17 Glacier Bancorp Inc. 1.44 11.75 10.58 1.47 0.17 2016 9 Glacier Bancorp Inc. 1.40 11.39 10.31 2.12 0.05 2015 16 Glacier Bancorp Inc. 1.39 11.14 10.31 2.74 0.05

13 Reconciliation of 2017 Non-GAAP Measures to GAAP In addition to the results presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”), this presentation contains certain non-GAAP financial measures. The Company believes that providing these non-GAAP financial measures provides investors with information useful in understanding the Company's financial performance, performance trends, and financial position. While the Company uses these non- GAAP measures in its analysis of the Company's performance, this information should not be considered an alternative to measurements required by GAAP. This table provides a reconciliation of certain GAAP financial measures to non-GAAP financial measures. The reconciling item between the GAAP and non-GAAP financial measures was the current quarter one-time tax expense of $19.7 million. The one-time tax expense was driven by the Tax Cuts and Job Act (“Tax Act”) and the change in the current year federal marginal rate of 35 percent to 21 percent for future years, which resulted in revaluation of deferred tax assets and deferred tax liabilities (“net deferred tax asset”). The Company believes that the financial results are more comparable excluding the impact of the revaluation of the net deferred tax asset. (Dollars in thousands, except per share data) December 31 2017 Earnings per share YTD (GAAP) 1.50$ Tax Act adjustment (GAAP) 0.25 Earnings per share YTD (non-GAAP) 1.75$ Return on assets (GAAP) 1.20% Tax Act adjustment (GAAP) 0.21% Return on assets (non-GAAP) 1.41% Return on tangible equity (GAAP) 11.70% Tax Act adjustment (GAAP) 1.96% Return on tangible equity (non-GAAP) 13.66%

14 Diluted Earnings Per Share $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 $1.50 $1.75 $2.00 $2.25 $2.50 $2.75 $3.00 $3.25 $1.75* $2.17 $2.38 $2.81 $0.85 $0.61  The decrease in first quarter 2022 EPS over the first quarter 2021 EPS includes:  $15.4 million decrease in PPP related income  $12.6 million decrease in gain on sale of residential loans  $7.0 million increase in credit loss expense  $6.1 million increase in acquisition-related expenses  First quarter 2022 non- interest expense of $130 million decreased $3.7 million, or 3%, over the $134 million for fourth quarter 2021 * Non-GAAP (see reconciliation on slide 13) $2.86

15 1.00% 1.10% 1.20% 1.30% 1.40% 1.50% 1.60% 1.70% 1.80% 1.59% 1.41%* 1.64% 1.33% 1.73% 1.06%  ROA in the fourth quarter of 2021 was in the 61st♦ percentile among Glacier’s peer group Return on Assets *Non-GAAP (see reconciliation on slide 13) ♦BHCPR as of 12/31/2021 1.62%

16 Return on Tangible Equity 10.00% 11.00% 12.00% 13.00% 14.00% 15.00% 16.00% 17.00% 18.00% 19.00% 13.66%* 16.15% 16.85% 16.42% 15.49% 19.12% 13.95%  The Company’s historically high capital levels have made it more difficult to produce higher ROTE * Non-GAAP (see reconciliation on slide 13)

17 Net Interest Income / Margin $100 $200 $300 $400 $500 $600 $700 $800 $345 $433 $503 $600 $663 $636* $753* 4.12% 4.21% 4.39% 4.09% 3.42% 3.74% 3.20%  First quarter 2022 net interest income of $753 million increased $117 million, or 18%, over net interest income of $636 million for first quarter 2021  First quarter 2022 net interest margin of 3.20% decreased 54 basis points over the net interest margin of 3.74% for first quarter 2021 (Dollars in millions) *Net interest income and margin are annualized

18 Efficiency Ratio 44.0% 46.0% 48.0% 50.0% 52.0% 54.0% 56.0% 58.0% 60.0% 53.9% 54.7% 57.8% 50.0% 51.4% 46.8% 57.1%  Excluding $6.2 million of acquisition-related expenses, the efficiency ratio would have been 54.33% for first quarter 2022 compared to 46.70% for first quarter 2021  Higher efficiency ratio driven by:  Increase in non-interest expense primarily due to the acquisition of Altabank  Decrease in gain on sale of residential loans  Decrease in income from PPP loans

19 Strong Balance Sheet

20 Asset Trends $9,706 $12,115 $13,684 $18,504 $25,941 $26,100 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 $22,000 $24,000 $26,000 $28,000  Total assets increased $160 million, or 1%, during first quarter 2022  Total assets grew $7.4 billion, or 40%, in 2021, including $4.1 billion from the Altabank acquisition (Dollars in millions)

21 Capital Ratios Relative to Peers♦ 0.00% 3.00% 6.00% 9.00% 12.00% 15.00% 18.00% Tier 1 Leverage CET1 Tier 1 RBC Total RBC 9.0% 12.4% 13.1% 14.9% 8.6% 12.5% 12.5% 14.2% Peers Glacier  Total risk-based capital ranks in the 44th percentile among Glacier’s peer group  Capacity to add $2.0 billion of assets and still maintain an 8% leverage ratio ♦BHCPR as of 12/31/2021

22 Ample Liquidity of $18.5 Billion  Ready access to liquidity totaling $13.3 billion  $5.5 billion in available borrowing capacity o Fed Discount Window: $1.7 billion o FHLB: $3.2 billion o Correspondent banks: $0.6 billion  $7.4 billion of unpledged marketable securities  Cash of $0.4 billion  Additional liquidity totaling $5.2 billion  Access to brokered deposits: $3.9 billion  Over-pledged marketable securities: $0.5 billion  Loans eligible for pledging at FHLB: $0.8 billion  Core deposit growth remains strong

23 Deposit Trends $7,580 $9,494 $10,776 $14,798 $21,337 $21,698 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 $22,000 $24,000  During first quarter 2022, deposits increased $361 million, or 2%  Growth in the number of deposit accounts has also increased significantly the past several years (Dollars in millions)

24 Deposit Composition Non- Interest Bearing 38% NOW and DDA 25% Savings 14% MMDA 17% CDs 6% Wholesale 0% 3/31/2021 Non- Interest Bearing 37% NOW and DDA 25% Savings 15% MMDA 19% CDs 4% Wholesale 0% 3/31/2022

25 Non-Interest Bearing Deposits $2,312 $3,001 $3,697 $5,455 $7,779 $7,990 $1,500 $2,500 $3,500 $4,500 $5,500 $6,500 $7,500 $8,500  Non-interest bearing deposits increased $211 million, or 3%, during first quarter 2022  Non-interest bearing deposits comprise 37% of total deposits (Dollars in millions)

26 Interest-Bearing Deposit Cost Relative to Peers 0.28% 0.23% 0.22% 0.24% 0.15% 0.09% 0.42% 0.52% 0.81% 1.10% 0.53% 0.21% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% Glacier Peers  Total deposit costs have remained stable while Glacier’s peer group costs have experienced greater volatility  Core deposits are a competitive advantage and will be a key driver of future performance  Cost of total deposits as of Mar 31 = 0.06%, including non-interest bearing ♦BHCPR as of 12/31/2021

27 Loan Trends $6,578 $8,288 $9,513 $11,123 $13,432 $13,731 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 $11,000 $12,000 $13,000 $14,000 $15,000  Gross loans increased $299 million, or 9% annualized, during first quarter 2022  Gross loans increased $2.3 billion, or 21%, during 2021  Excluding PPP loans and the Altabank acquisition, the loan portfolio increased $1.2 billion, or 11%, during 2021 (Dollars in millions)

28 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $601 $728 $364 $1,158 $419 $147 $299  Excluding PPP loans, organic loan growth for first quarter 2022 was $407 million, or 12% annualized, compared to $81 million, or 3% annualized, for first quarter 2021 Organic Loan Growth (Dollars in millions)

29 Loan Composition Residential Real Estate 7% CRE 57% Other Commerical 27% HELOC 6% Other Consumer 3% 3/31/2021 Residential Real Estate 8% CRE 65% Other Commerical 19% HELOC 5% Other Consumer 3% 3/31/2022

30 Geographic Loan Dispersion Montana 62% Idaho 22% Utah 2% Washington 1% Wyoming 9% Colorado 4% 12/31/2009 Montana 34% Idaho 13% Utah 17% Washington 6% Wyoming 8% Colorado 10% Arizona 9% Nevada 5% 3/31/2022

31 Investment Portfolio Trends $2,427 $2,870 $2,800 $5,528 $10,370 $10,113 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 $11,000 $12,000  Investment securities ended first quarter 2022 at 39% of total assets compared to 33% at the end of first quarter 2021  Investments decreased $257 million, or 2%, during first quarter 2022 (Dollars in millions)

32 Investment Composition US Gov't & Federal Agency 1% US Gov't Sponsored Enterprises 0% State & Local Gov'ts 24% Corporate Bonds 5% Residential MBS 52% Commercial MBS 18% 3/31/2021 US Gov't & Federal Agency 13% US Gov't Sponsored Enterprises 3% State & Local Gov'ts 18% Corporate Bonds 1% Residential MBS 53% Commercial MBS 12% 3/31/2022

33 Improved Credit Quality

34 NPAs to Bank Assets 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% 0.68% 0.47% 0.27% 0.19% 0.26% 0.19% 0.24%  NPAs decreased $5.2 million during first quarter 2022 to 0.24% of Bank assets compared to the $1.2 million increase in first quarter 2021 to 0.19% of Bank assets

35 CECL and Allowance for Credit Losses (ACL) (Dollars in millions)  Commercial Asset Quality Ratings  Consumer Loan Past Due Status  Additional Qualitative Adjustments  Prepayment Speed Assumptions  Historical Loss Period Capture Other Key Model Inputs National Economic Assumptions (March 2022) 4Q21 1Q22 2Q22 2021 2022 GDP Change 1.7% 0.3% 0.6% 5.4% 2.0% Unemployment Rate 4.2% 3.8% 3.6% 5.4% 3.6%

36 Provision For Credit Losses $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $10,824 $9,953 $57 $39,765 $23,076 $48 $7,031  Loan portfolio growth and credit quality considerations will determine the future level of credit loss expense or benefit (Dollars in thousands)

37 Net Charge-Offs $0 $2,500 $5,000 $7,500 $10,000 $12,500 $10,828 $8,282 $6,806 $7,653 $2,329 $2,286 $850  First quarter 2022, net charge- offs as a percentage of total loans were 0.01% compared to 0.02% in first quarter 2021 (Dollars in thousands)

38 ACL as a Percentage of Loans 1.00% 1.25% 1.50% 1.75% 2.00% 2.25% 2.50% 1.97% 1.58% 1.31% 1.42% 1.29% 1.39% 1.28%  ACL was in the 61st♦ percentile of Glacier’s peer group for fourth quarter 2021  Excluding PPP loans, the ACL was 1.28% of loans at the end of first quarter 2022 compared to 1.51% at the end of first quarter 2021  As credit trends change, expect the ACL to adjust accordingly ♦BHCPR as of 12/31/2021

39 Shareholder Return

40 Dividends Declared  At March 31, 2022, Glacier’s dividend yield was 2.66%  The Company has declared 148 consecutive quarterly dividends  In 2021, the Company increased its quarterly dividend by $0.09, or 7.6%, over 2020 $0.50 $0.55 $0.60 $0.65 $0.70 $0.75 $0.80 $0.85 $0.90 $0.95 $1.00 $1.05 $1.10 $1.15 $1.20 $1.25 $1.30 $1.35 $1.40

41 Long-Term Performance Since 1984 Annual Total Return * 15.4% Annual EPS Growth Rate 9.7% Annual Dividend Growth Rate 12.3% * Reflects results through 3/31/2022, assuming no reinvestment of dividends Compounded Rates  Strong consistent performance over the past 38 years  Long-term goal is to produce double digit dividend growth